GUARANTY AGREEMENT

THIS AGREEMENT, (this "Agreement") made as of the 27th day of July, 1998, by CAVALIER HOMES, INC., a Delaware corporation (the "Guarantor"), in favor of SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"). As used in this Agreement, except as otherwise defined herein or unless the context may clearly require to the contrary, all capitalized word and phrases shall have the meaning attributed to them in that certain amended and Restated Credit Agreement dated of even date herewith between WoodPerfect, Ltd. an Alabama limited partnership (the "Borrower"), and the Bank (as the same may be amended or modified from time to time (the "Credit Agreement").

In   consideration   of  One  Dollar   ($1.00)  and  other  good  and   valuable
consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor agrees, covenants and represents as follows;

1.       A.       The Guarantor hereby absolutely and unconditionally guarantees
                  to the Bank the due,   regular and punctual payment and prompt
                  performance of the Guaranteed Obligations    including without
                  limitation payment of any sum or sums of money which  Borrower now owes the Bank or from time to time hereafter shall owe the
                  Bank in connection with the Term Loan No. 2, whether evidenced
                  by notes or other    instruments,   or by  open   account   or
                  otherwise, and whether it    represents an original balance, a
                  balance reduced by part payment, or   a  deficiency after sale
                  of collateral, an extension or renewal of an original debt, or
                  otherwise.  Further, the   Guarantor guarantees the payment of
                  all costs, attorney fees or expenses   which   may be incurred
                  by the Bank by reason of a Default arising on account of   the
                  failure to pay any principal or   interest under the Term Note
                  No. 2 when due.

         B. In the event of any Default by the Borrower in the payment of the Guaranteed Obligations, the Guarantor absolutely and unconditionally promises to pay to the Bank such amounts as are necessary to cure the Default, or at the option of the Bank, the Guarantor agrees to pay to Bank the entire amount of the Guaranteed Obligations.

         C. This Guaranty is an unconditional guaranty, and the Guarantor agrees that the Bank, upon the occurrence of an Event of Default by Borrower with respect to the Guaranteed Obligations shall not be required to assert any claim or cause of action against Borrower or any other party before asserting any claim or cause of action against the Guarantor under this Agreement. Furthermore, the Guarantor agrees that the Bank shall not be required to pursue or foreclose on any collateral that it may receive from Borrower, the Guarantor or others as security for any Guaranteed Obligations before making a claim or asserting a cause of action against the Guarantor under this Agreement.

         D. The failure of the Bank to perfect any portion of its security interest in any Collateral as set forth in the Loan Documents or any other collateral now or hereafter securing all or any part of the Guaranteed Obligations, shall not release the Guarantor from the Guarantor's liabilities and obligations hereunder.

         E. To the extent permitted by law; notice of acceptance of this Agreement and of any default by the Borrower is hereby waived by the Guarantor presentment, protest, demand, and notice of protest and demand of any and all collateral, and of the exercise of possessory remedies or foreclosure on any and all collateral received by the Bank from the Borrower or the Guarantor are hereby waived; and all settlements, compromises, compositions, accounts stated, and agreed balances in good faith between primary and secondary obligors on any accounts received as collateral shall be binding upon the Guarantor.

         F. This Agreement shall not be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of or other similar proceedings affecting the Borrower, the Guarantor or any other guarantor, or any of the assets belonging to one or more of them, nor shall this Agreement be affected, modified or impaired by the invalidity of any note, the Credit Agreement, any of the other Loan Documents or any other document executed by the Borrower or the Guarantor in connection with the Loans.

         G. Without notice to the Guarantor, without the consent of the Guarantor, and without affecting or limiting the Guarantor's liability hereunder, the Bank may:

                  (a) grant the Borrower  extensions of time for  payment of the
                      Obligations or any  part thereof;
                  (b) renew any of the Obligations;
                  (c) grant the Borrower  extensions   of  time for  performance
                      of  agreements or other  indulgences;
                 (d) at any time release any or all of the collateral held by the Bank as security for the Obligations;
                 (e)  at any time release   any   other   guarantor   from  such
                      guarantor's guarantee  of  any of the  Obligations;
                 (f)  compromise,  settle,  release,  or terminate any or all of the obligations, covenants, or agreement of Borrower under any Note, the Credit Agreement, and /or any one or more of the other Loan Documents; and
                 (g) with Borrower's written consent, modify or amend any obligation, covenant or agreement of Borrower set forth in any one or more of the Notes, the Credit Agreement, and/or the other Loan Documents.
         H. This Agreement may not be terminated by the Guarantor until such time as all guaranteed Obligations, including any renewals or extensions thereof, have been paid and performed in full and such payments and performance of the Guaranteed Obligations have become final and are not subject to being refunded as a preference or fraudulent transfer under the Bankruptcy Law or other applicable Law.

2. The Guarantor represents and warrants to the Bank and covenants that the Guarantor has full power and unrestricted right to enter into this Agreement, to incur the obligations provided for herein, and to execute and deliver the same to Bank, and that when executed and delivered, this Agreement will institute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms. The Guarantor acknowledges that the Bank is relying upon the Guarantor's covenants herein in making the loans to Borrower, and the Guarantor undertakes to perform the Guarantor's obligations hereunder promptly and in good faith.

3. The Guarantor covenants and agrees that so long as the Guaranteed Obligations are outstanding, the Guarantor will from time to time upon request, furnish to the Bank such information regarding the business affairs, finances, and conditions of the Guarantor and the Guarantor's properties as may reasonably be required of the Guarantor (in whatever capacity) under the Credit Agreement.

4.       If  Borrower  is or  shall  hereafter  be  indebted  to  Bank  for  any obligations, liability or indebtedness other than the Guaranteed Obligations, and Bank should collect or receive any payments, funds or distributions which are not specifically required, by law or agreement, to be applied to the Guaranteed Obligations, Bank may in its sole discretion, apply such payments, funds or distributions to indebtedness of the Borrower other than the Guaranteed Obligations.
5. The Guarantor hereby waives any right to indemnification and subrogation or other rights of reimbursement that the Guarantor might have against Borrower or Borrower's estate.
6. This Agreement shall be binding upon, and insure to the benefit of, the Guarantor, the Bank and their respective legal representatives, successors and assigns.

7. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed according to the laws of, the State of Alabama. The Guarantor consents that any legal action or proceeding arising hereunder may be brought, at the election of the Bank, in the Circuit Court of Jefferson County, of the State of Alabama, or in the United States District Court for the Northern District of Alabama, Southern Division, and assents and submits to the personal jurisdiction of any such courts in any such action or proceeding.

8. GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR THERETO OR CONTEMPLATED HEREBY OR THEREBY OR THE EXERCISE OF ANY RIGHTS AND REMEDIES HEREUNDER OR THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. GUARANTOR AGREES THAT BANK MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF GUARANTOR WITH BANK IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

9. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provisions and the invalidity of such provisions shall not affect other provisions hereof which are otherwise lawful and valid and shall remain in full force and effect.

10. Any notice or payment required hereunder or by reason of the application of any law shall be given and deemed delivered as provided in the Credit Agreement, except no payment shall be deemed received until the actual receipt thereof.

11.      The failure   at   any   time  or  times   hereafter  to require strict
         performance by the Guarantor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by the Guarantor and delivered to the Bank shall not waive, affect or diminish any right of the Bank hereafter to demand strict compliance or performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents and instruments, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or in any agreement, document or instrument now or hereafter executed by the Guarantor and delivered to the Bank shall be deemed to have been waived by any act or knowledge of the Bank, its agents, officers or employees, but only be an instrument in writing, signed by an officer of the Bank, and
         directed  to   Guarantor specifying such waiver.

12. The obligations of the Guarantor under this Agreement will continue to be effective or be reinstated, as the case might be, if at any time any payment from Borrower to the Bank of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Bank on the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or as a result of the appointment of a custodian, conservator, receiver, trustee or other officer with similar powers with respect to Borrower or any part of Borrower's property or otherwise. If an event permitting the acceleration of the maturity of the Term Loan No. 2 has occurred and is continuing and such acceleration is at such time prevented by reason of the pendency against Borrower of a proceeding under any bankruptcy or insolvency law, the Guarantor agrees that, for the purposes of this Agreement and the obligations of the Guarantor under this Agreement, the maturity of the Term Loan No. 2 will be deemed to have been accelerated with the same effect as if the Bank had accelerated the same in accordance with the terms of the Credit Agreement, the Term Note No. 2 any of the other Loan Documents or any other document executed in connection with the Loans, and the Guarantor will immediately pay the unpaid balance of the Term Loan No.2.

13. The Guarantor will, on demand, reimburse the Bank for all expenses incurred by the Bank in connection with the preparation, administration, amendment, modification or enforcement of this Agreement, and if at any time hereafter the Bank employs counsel to advise or provide other representation with respect to this agreement or any other agreement, document or instrument heretofore now or hereafter executed by the Guarantor and delivered to the Bank with respect to the Borrower or the Guaranteed Obligations, or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings or to take any other action in or with respect to any suit or proceeding relating to this Agreement or any other agreement, instrument or document heretofore, now or hereafter executed by the Guarantor and delivered to the Bank with respect to the Borrower or the Guaranted Obligaitons, or to represent the Bank in any litigation with respect to the affairs of the Guarantor, or to enforce any rights of the Bank or obigations of the Guarantor or any other person, firm or coporation which may be obligated to the Bank by virtue of this Agreement or any other agreement, document or instrument heretofore, now or hereafter delivered to the Bank by or for the benefit of the Guarantor with respect to the Borrower or the Guaranteed Obligation, or to collect from Guarantor any amounts owing hereunder, then in any such event, all of the reasonable attorneys' fees incurred by the Bank arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of the Guarantor payable on demand.

14.      The  Guarantor  does hereby  waive any rights of  exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof as to any of the obligations created hereunder.

15. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both oral and written, between the Guarantor and the Bank with respect to the subject matter hereof.

         IN WITNESS WHEREOF, this instrument has been executed by the Guarantor as of the day and year first above written.


                                             CAVALIER HOMES, INC.

                                             By:/s/ Michael R. Murphy
                                                --------------------------------
                                             Its:   Vice President

         STATE OF Alabama
         COUNTY OF WINSTON

         I, the  undersigned,  a Notary  Public  in and for said  County in said
         State, hereby certify that Michael R. Murphy, whose name as Vice President of Cavalier Homes, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntary for and as the act of said corporation.

         Given under my hand and official seal, this the 24th day of July, 1998.



                                                /s/ Shirley Ann Barnett (seal)
                                                --------------------------------
                                                Notary Public

AFFIX SEAL
My commission expires: My commission expires 2-4-2001